FOR IMMEDIATE RELEASE June 24, 2025 Warner Bros. Discovery Announces the Pricing Terms of Previously Announced Cash Tender Offers New York, New York — Warner Bros. Discovery, Inc. (“Warner Bros. Discovery” or the “Company”) today announced the pricing terms of the previously announced tender offers (the “Offers”) by its wholly-owned subsidiaries, Discovery Communications, LLC (“DCL”), WarnerMedia Holdings, Inc. (“WMH”), Warner Media, LLC (“WML”) and Historic TW, Inc. (“TWI” and, together with DCL, WMH and WML, the “Issuers”), to purchase for cash substantially all of their outstanding notes and debentures (collectively, the “Notes”). Capitalized terms used but not defined in this press release have the meanings given to them in the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025 (the “Offer to Purchase and Consent Solicitation Statement”). The Total Consideration for each $1,000 or €1,000, as applicable, principal amount of Notes (other than for TWI’s 6.95% Debentures due 2028, TWI’s 6.625% Debentures due 2029, WML’s 3.875% Notes due 2026, WML’s 2.95% Notes due 2026, WML’s 3.80% Notes due 2027, WML’s 7.625% Debentures due 2031, WML’s 7.700% Debentures due 2032, WML’s 6.50% Debentures due 2036, WML’s 6.20% Debentures due 2040, WML’s 6.10% Debentures due 2040, WML’s 6.25% Debentures due 2041, WML’s 5.375% Debentures due 2041, WML’s 4.90% Debentures due 2042, WML’s 5.35% Debentures due 2043, WML’s 4.65% Debentures due 2044 and WML’s 4.85% Debentures due 2045 (collectively, the “TWI Fixed Price Notes”)) validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on June 23, 2025 (the “Early Tender Deadline”) and expected to be accepted for purchase on the Early Settlement Date (as defined below) has been determined in the manner described in the Offer to Purchase and Consent Solicitation Statement by reference to the applicable fixed spread specified in the table below for each series of Notes over the applicable Reference Yield, and is inclusive of the Early Tender Premium in an amount in cash equal to $50 per $1,000 principal amount or €50 per €1,000 principal amount, as applicable, of Notes for each series. The Total Consideration for each series of the TWI Fixed Price Notes validly tendered at or prior to the Early Tender Deadline and accepted for purchase will be $1,000 per $1,000 principal amount of TWI Fixed Price Notes, which is inclusive of the Early Tender Premium for such TWI Fixed Price Notes in an amount in cash equal to $50 per $1,000 principal amount of TWI Fixed Price Notes. Payments for Notes purchased will include accrued and unpaid interest, if any, from and including the last interest payment date applicable to the relevant series of Notes up to, but not including, the Settlement Date for such Notes accepted for purchase. Holders of Tendered Consent Fee Eligible Notes (as defined below) that validly delivered and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time are eligible to receive the applicable Consent Payment. In addition, holders of the Notes that validly delivered and did not validly revoke Consent Only Instructions at or prior to the Consent Expiration Time are eligible to receive the applicable Consent Payment. The Offers will expire at 5:00 p.m., New York City time, on July 9, 2025 (unless extended by us in our sole discretion or earlier terminated by the applicable Issuer, the “Expiration Time”). The table below sets forth, among other things, the aggregate principal amount of each series of Notes validly tendered and not validly withdrawn as of the Early Tender Deadline, the approximate proration factor for such series of Notes and the Total Consideration for such series of Notes, as calculated at 9:30 a.m., New York City time, today, June 24, 2025. Tender Offers / Consent Solicitat ions Issuer Title of Securit y CUSIP No./ Common Code & ISIN Principal Amount Outstand ing Pool Tender Caps (excluding Accrued Interest)(1) Pool Tender SubCaps (excluding Accrued Interest)(1) Accep tance Prior ity Level (1) Reference Treasury Security or Interpolate d Rate Reference Yield Fixed Spre ad (bps) Aggregate Amount of Notes Tendered & Not Withdrawn Prior to the Early Tender Deadline Approxi mate Proration Factor Total Consider ation (2) Consent Payment (3) Pool 1 Notes DCL 4.900% Senior Notes due 2026 25470DAL3 / US25470DA L38 $650,000,0 00 $3,750,000, 000 N/A 1 T 4.000% 12/15/2025 4.215% +50 $548,136,0 00 100% $1,000.81 $2.50 1.90% Senior Notes due 2027 111729824 / XS11172982 47 €600,000,0 00 N/A 2 Interpolated Mid-Swap Rate 1.997% +75 €515,715,0 00 100% €985.92 €6.48 WMH 3.755% 55903VBA0 / $4,000,000 N/A 3 T 3.875% 3.857% +75 $3,874,994, 68% $986.10 $5.29

Tender Offers / Consent Solicitat ions Issuer Title of Securit y CUSIP No./ Common Code & ISIN Principal Amount Outstand ing Pool Tender Caps (excluding Accrued Interest)(1) Pool Tender SubCaps (excluding Accrued Interest)(1) Accep tance Prior ity Level (1) Reference Treasury Security or Interpolate d Rate Reference Yield Fixed Spre ad (bps) Aggregate Amount of Notes Tendered & Not Withdrawn Prior to the Early Tender Deadline Approxi mate Proration Factor Total Consider ation (2) Consent Payment (3) Senior Notes due 2027 US55903VB A08 55903VAG8 / US55903VA G86 U55632AD2 / USU55632A D24 ,000 05/31/2027 000 Pool 2 Notes WMH 4.302% Senior Notes due 2030 282180553 / XS2821805 533 €650,000,0 00 €800,000,00 0 N/A 1 Interpolated Mid-Swap Rate 2.190% +195 €596,745,0 00 58% €1,006.32 €33.21 4.693% Senior Notes due 2033 272162115 / XS27216211 54 €850,000,0 00 N/A 1 Interpolated Mid-Swap Rate 2.432% +245 €786,371,0 00 58% €987.76 Pool 3 Notes DCL 3.950% Senior Notes due 2028 25470DAR0 / US25470DA R08 $1,700,000 ,000 $1,000,000, 000 $300,000,00 0 1 T 3.750% 05/15/2028 3.815% +150 $1,580,751, 000 20% $965.76 $21.87 4.000% Senior Notes due 2055 25470DBL2 / US25470DB L29 25470DBK4 / US25470DB K46 U25478AH8 / USU25478A H87 $404,843,0 00 N/A 2 T 4.625% 02/15/2055 4.908% +275 $323,231,0 00 100% $571.58 $10.45 4.650% Senior Notes due 2050 25470DBH1 / US25470DB H17 $302,548,0 00 N/A 3 T 4.625% 02/15/2055 4.908% +275 $271,071,0 00 100% $667.70 $10.32 5.200% Senior Notes due 2047 25470DAT6 / US25470DA T63 $604,594,0 00 N/A 4 T 5.000% 05/15/2045 4.903% +275 $456,957,0 00 99% $739.75 $11.21 5.300% Senior Notes due 2049 25470DBG3 / US25470DB G34 $279,031,0 00 N/A 5 T 4.625% 02/15/2055 4.908% +275 $249,256,0 00 0% $743.19 $10.53 4.875% Senior Notes due 2043 25470DAJ8 / US25470DAJ 81 $219,974,0 00 N/A 6 T 5.000% 05/15/2045 4.903% +265 $149,965,0 00 0% $740.41 N/A 4.95% Senior Notes due 2042 25470DAG4 / US25470DA G43 $225,508,0 00 N/A 7 T 5.000% 05/15/2045 4.903% +265 $165,562,0 00 0% $753.91 5.000% Senior Notes due 2037 25470DAS8 / US25470DA S80 $548,132,0 00 N/A 8 T 4.250% 05/15/2035 4.357% +265 $458,692,0 00 0% $836.90 6.350% Senior Notes due 2040 25470DAD1 / US25470DA D12 $664,475,0 00 N/A 9 T 4.250% 05/15/2035 4.357% +265 512,388,00 0 0% $939.72 Pool 4 Notes WMH 4.279% Senior Notes due 2032 55903VBC6 / US55903VB C63 55903VAL7 / US55903VA L71 U55632AF7 / USU55632A F71 $5,000,000 ,000 $8,000,000, 000 $1,750,000,0 00 1 T 4.250% 05/15/2035 4.357% +215 $4,747,068, 000 42% $880.35 N/A 5.391% 55903VBF9 / $3,000,000 N/A 2 T 4.625% 4.908% +305 $2,934,068, 100% $695.69 $10.18

Tender Offers / Consent Solicitat ions Issuer Title of Securit y CUSIP No./ Common Code & ISIN Principal Amount Outstand ing Pool Tender Caps (excluding Accrued Interest)(1) Pool Tender SubCaps (excluding Accrued Interest)(1) Accep tance Prior ity Level (1) Reference Treasury Security or Interpolate d Rate Reference Yield Fixed Spre ad (bps) Aggregate Amount of Notes Tendered & Not Withdrawn Prior to the Early Tender Deadline Approxi mate Proration Factor Total Consider ation (2) Consent Payment (3) Senior Notes due 2062 US55903VBF 94 55903VAS2 / US55903VA S25 U55632AJ9 / USU55632AJ 93 ,000 02/15/2055 000 5.141% Senior Notes due 2052 55903VBE2 / US55903VB E20 55903VAQ6 / US55903VA Q68 U55632AH3 / USU55632A H38 $7,000,000 ,000 N/A 3 T 4.625% 02/15/2055 4.908% +280 $6,881,747, 000 86% $711.03 $10.14 5.050% Senior Notes due 2042 55903VBD4 / US55903VB D47 55903VAN3 / US55903VA N38 U55632AG5 / USU55632A G54 $4,301,142 ,000 N/A 4 T 5.000% 05/15/2045 4.903% +265 $4,249,735, 000 0% $764.52 N/A Pool 5 Notes TWI 8.30% Discoun t Debentu res due 2036 887315AZ2 / US887315AZ 25 $155,992,0 00 No Cap N/A N/A T 4.250% 05/15/2035 4.357% +0 $149,430,0 00 N/A $1,330.42 $20.00 6.85% Debentu res due 2026 887315BB4 / US887315BB 48 $16,557,00 0 N/A N/A T 2.500% 02/28/2026 4.233% +0 $14,976,00 0 N/A $1,013.84 $20.00 6.95% Debentu res due 2028 887315BM0 / US887315B M03 $66,560,00 0 N/A N/A N/A N/A N/A $47,148,00 0 N/A $1,000 N/A 6.625% Debentu res due 2029 887315BN8 / US887315BN 85 $62,315,00 0 N/A N/A N/A N/A N/A $37,959,00 0 N/A $1,000 WML 3.875% Notes due 2026 887317AZ8 / US887317AZ 80 $29,539,0 00 N/A N/A N/A N/A N/A $9,332,000 N/A $1,000 2.95% Notes due 2026 887317BA2 / US887317BA 21 $43,154,0 00 N/A N/A N/A N/A N/A $26,959,00 0 N/A $1,000 3.80% Notes due 2027 887317BB0 / US887317BB 04 $54,101,0 00 N/A N/A N/A N/A N/A $20,146,00 0 N/A $1,000 7.625% Debentu res due 2031 00184AAC9 / US00184AA C99 $155,327,0 00 N/A N/A N/A N/A N/A $122,809,0 00 N/A $1,000 7.700% Debentu res due 2032 00184AAG0 / US00184AA G04 $139,022,0 00 N/A N/A N/A N/A N/A $99,980,00 0 N/A $1,000 6.50% Debentu res due 2036 887317AD7 / US887317AD 78 $15,496,00 0 N/A N/A N/A N/A N/A $9,673,000 N/A $1,000 6.200% Debentu res due 2040 887317AE5 / US887317AE 51 $23,805,00 0 N/A N/A N/A N/A N/A $21,668,00 0 N/A $1,000 6.10% Debentu res due 2040 887317AH8 / US887317AH 82 $38,861,00 0 N/A N/A N/A N/A N/A $31,995,00 0 N/A $1,000 6.25% Debentu res due 887317AL9 / US887317AL 94 $68,153,00 0 N/A N/A N/A N/A N/A $67,058,00 0 N/A $1,000

Tender Offers / Consent Solicitat ions Issuer Title of Securit y CUSIP No./ Common Code & ISIN Principal Amount Outstand ing Pool Tender Caps (excluding Accrued Interest)(1) Pool Tender SubCaps (excluding Accrued Interest)(1) Accep tance Prior ity Level (1) Reference Treasury Security or Interpolate d Rate Reference Yield Fixed Spre ad (bps) Aggregate Amount of Notes Tendered & Not Withdrawn Prior to the Early Tender Deadline Approxi mate Proration Factor Total Consider ation (2) Consent Payment (3) 2041 5.375% Debentu res due 2041 887317AM7 / US887317A M77 $13,183,00 0 N/A N/A N/A N/A N/A $8,912,000 N/A $1,000 4.90% Debentu res due 2042 887317AP0 / US887317AP 09 $18,533,00 0 N/A N/A N/A N/A N/A $14,067,00 0 N/A $1,000 5.35% Debentu res due 2043 887317AS4 / US887317AS 48 $29,840,00 0 N/A N/A N/A N/A N/A $21,451,00 0 N/A $1,000 4.65% Debentu res due 2044 887317AU9 / US887317AU 93 $11,087,00 0 N/A N/A N/A N/A N/A $7,011,000 N/A $1,000 4.85% Debentu res due 2045 887317AX3 / US887317AX 33 $4,833,000 N/A N/A N/A N/A N/A $1,778,000 N/A $1,000 (1) The Pool Tender Caps represent the maximum aggregate purchase price in respect of a Pool that may be purchased in the Offers. The Pool Tender SubCaps represent the maximum aggregate purchase price in respect of DCL’s 3.950% Senior Notes due 2028 and WMH’s 4.279% Senior Notes due 2032 that may be purchased in the Offers, respectively. Subject to the Pool Tender Caps, the Pool Tender SubCaps and proration, the principal amount of each series of Notes that is purchased in the Offers and Consent Solicitations will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 9 being the lowest). Notes of the series in the last applicable Acceptance Priority Level within the applicable Tender Pool accepted for purchase in accordance with the terms and conditions of the Offers would be subject to proration (rounded to avoid the purchase of Notes in a principal amount other than in an integral multiple of $1,000 or €1,000, as applicable) if the aggregate purchase price (excluding Accrued Interest) of the Notes of such series validly tendered and not validly withdrawn would cause the Pool Tender Cap or the Pool Tender SubCap, as applicable, to be exceeded. Holders of the Notes described under Pool 1, Pool 2, Pool 3 and Pool 4 that validly delivered and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive amended notes in lieu of the Notes that were not accepted in full due to proration (“Amended Notes”) which will provide such holders the option to receive an additional cash payment or Junior Lien Exchange Notes, subject to the terms and conditions described in the Offer to Purchase and Consent Solicitation Statement. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Notes described under Pool 1, Pool 2, Pool 3 and Pool 4 that validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. (2) Holders of Notes that validly delivered their Tender Instructions and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline are eligible to receive the Total Consideration. (3) Holders of Pool 1 Notes, Pool 2 Notes, 2028 Notes, 2047 Notes, 2049 Notes, 2050 Notes, 2052 Notes, 2055 Notes and 2062 Notes (collectively, the “Tendered Consent Fee Eligible Notes”) that validly delivered and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time are eligible to receive the applicable Consent Payment. Holders of the Notes that validly delivered and did not validly revoke Consent Only Instructions at or prior to the Consent Expiration Time are eligible to receive the applicable Consent Payment. Refer to our press release dated June 16, 2025 for more information regarding the applicable Consent Payment for a series of Notes. In addition, holders of Pool 2 Notes and Pool 6 Notes that validly delivered and did not validly revoke their Consent Only Instructions at or prior to the Consent Expiration Time will be eligible to receive Amended Notes, subject to the terms and conditions described in the Offer to Purchase and Consent Solicitation Statement. Such holders will be eligible to receive Amended Notes so long as such holders have not changed their Consent Only Instructions following the Consent Expiration Time. Pool 6 Notes are omitted from the table above because holders thereof cannot tender any such Notes and are eligible only to receive a Consent Payment, as previously disclosed . Because the Pool 1 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 1 Tender Cap, DCL and WMH do not expect to accept for purchase all Pool 1 Notes that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the Pool 1 Tender Cap and the Acceptance Priority Levels set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, DCL expects to accept for purchase all of the 4.900% Senior Notes due 2026 and 1.90% Senior Notes due 2027 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, while WMH expects to accept for purchase the 3.755% Senior Notes due 2027 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor of approximately 68%. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 1 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 1 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 1 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 1 Tender Cap, DCL and WMH do not expect to accept for purchase any Pool 1 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Because the Pool 2 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 2 Tender Cap, WMH does not expect to accept for purchase all Pool 2 Notes that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the Pool 2 Tender Cap set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, WMH expects to accept for purchase the 4.302% Senior Notes due 2030 and 4.693% Senior Notes due 2033 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline each on a prorated basis using a proration factor of approximately 58%. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 2 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Pool 2 Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 2 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 2 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 2 Tender Cap, WMH does not expect to accept for purchase any Pool 2 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Because the Pool 3 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 3 Tender Cap and, in the case of 3.950% Senior Notes due 2028 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, the 2028 Notes SubCap. DCL does not expect to accept for purchase all Pool 3 Notes or 3.950% Senior Notes due 2028 that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the 2028 Notes SubCap with respect to 3.950% Senior Notes due 2028 set forth in the table above, as further described in the Offer to Purchase and Consent Solicitation Statement, DCL expects to accept for purchase the 3.950% Senior Notes due 2028 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor of approximately 20%. Further, subject to the Pool 3 Tender Cap, the Acceptance Priority Levels and the aforementioned 2028 Notes SubCap set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, DCL expects to accept for purchase all of the 4.000% Senior Notes due 2055 and 4.650% Senior Notes due 2050 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, and DCL expects to accept for purchase the 5.200% Senior Notes due 2047 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor of approximately 99%. None of the other series of the Pool 3 Notes are expected to be accepted in the Offers. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 3 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Pool 3 Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 3 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 3 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 3 Tender Cap, DCL does not expect to accept for purchase any Pool 3 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Because the Pool 4 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 4 Tender Cap, and, in the case of 4.279% Senior Notes due 2032 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, the 2032 Notes SubCap. WMH does not expect to accept for purchase all Pool 4 Notes or 4.279% Senior Notes due 2032 that have been validly tendered and not validly withdrawn prior to or at the Early Tender Deadline. Rather, subject to the 2032 Notes SubCap with respect to 4.279% Senior Notes due 2032 set forth in the table above, as further described in the Offer to Purchase and Consent Solicitation Statement, WMH expects to accept for purchase the 4.279% Senior Notes due 2032 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline on a prorated basis using a proration factor of approximately 42%. Further, subject to the Pool 4 Tender Cap, the Acceptance Priority Levels and the 2032 Notes SubCap with respect to 4.279% Senior Notes due 2032 set forth in the table above, in each case as further described in the Offer to Purchase and Consent Solicitation Statement, WMH expects to accept for purchase all of the 5.391% Senior Notes due 2062 validly tendered and not validly withdrawn prior to or at the Early Tender Deadline, and WMH expects to accept for purchase the 5.141% Senior Notes due

2052 on a prorated basis using a proration factor of approximately 86%. None of the 5.050% Senior Notes due 2042 are expected to be accepted in the Offers. As described further in the Offer to Purchase and Consent Solicitation Statement, holders of the Pool 4 Notes that had validly delivered their Tender Instructions at or prior to the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Consent Expiration Time, but whose Notes were not accepted in full or at all due to proration, will be eligible to receive Amended Notes in lieu of the Pool 4 Notes that were not accepted in full or at all due to proration. Such holders will be eligible to receive Amended Notes so long as such holders have not withdrawn their Tender Instructions following the Consent Expiration Time. Holders of the Pool 4 Notes that had validly delivered their Tender Instructions after the Consent Expiration Time and did not validly withdraw their Tender Instructions at or prior to the Early Tender Deadline, but whose Notes were not accepted in full or at all due to proration, will have their Notes promptly returned to their account. Additionally, because the Pool 4 Notes validly tendered and not validly withdrawn prior to or at the Early Tender Deadline have an aggregate principal amount that exceeds the Pool 4 Tender Cap, WMH does not expect to accept for purchase any Pool 4 Notes tendered after the Early Tender Deadline on the Early Settlement Date or any subsequent settlement date. Consent Only Instructions will not be subject to proration, as described in the Offer to Purchase and Consent Solicitation Statement. In addition, since Pool 5 Notes are not subject to any Pool Tender Cap, Tender Instructions submitted with respect to Pool 5 Notes will not be subject to proration. The Issuers’ obligation to accept for purchase and to pay for the Notes validly tendered and not validly withdrawn pursuant to the Offers, and to pay for Consents validly delivered and not validly revoked pursuant to the Consent Solicitations, remains subject to the satisfaction or waiver of certain conditions, including a financing condition, which are more fully described in the Offer to Purchase and Consent Solicitation Statement. Subject to the satisfaction or waiver of such conditions (other than the Requisite Consent Condition), the Issuers intend to exercise their Early Settlement Right and (i) settle all Notes validly tendered and not validly withdrawn on or prior to the Early Tender Deadline and accepted for purchase, and (ii) pay for Consents validly delivered and not validly revoked prior to the Consent Expiration Time, on June 30, 2025 (the “Early Settlement Date”), in each case in accordance with the terms and conditions specified in the Offer to Purchase and Consent Solicitation Statement. The complete terms and conditions of the Offers and Consent Solicitations are set forth in the Offer to Purchase and Consent Solicitation Statement, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the Offers. The Issuers have retained J.P. Morgan Securities LLC and J.P. Morgan Securities plc to act as the Lead Dealer Managers (the “Lead Dealer Managers”), and Evercore Group L.L.C. to act as Co-Dealer Manager (together with the Lead Dealer Managers, the “Dealer Managers”), in connection with the Offers and Consent Solicitations. Kirkland & Ellis LLP is serving as legal counsel to the Issuers and Simpson Thacher & Bartlett LLP is serving as legal counsel to the Dealer Managers. Copies of the Offer to Purchase and Consent Solicitation Statement may be obtained from D.F. King (the “Tender and Information Agent”), by phone at +1 (212) 931-0845 (banks and brokers) or +1 (800) 848-3410 (all others), by WBD@dfking.com or at www.dfking.com/WBD. Questions regarding the Offers may also be directed to the Lead Dealer Managers as set forth below: Lead Dealer Managers: J.P. Morgan Securities LLC As Sole Lead Dealer Manager for the Dollar Notes J.P. Morgan Securities plc As Sole Lead Dealer Manager for the Euro Notes 383 Madison Avenue New York, New York 10179 Collect: +1 (212) 834-4087 Toll-Free: +1 (866) 834-4666 Attn: Liability Management Desk 25 Bank Street Canary Wharf London E14 5JP United Kingdom Collect: +44 20 7134 2468 Attn: EMEA Liability Management Desk This press release must be read in conjunction with the Offer to Purchase and Consent Solicitation Statement. This press release and the Offer to Purchase and Consent Solicitation Statement contain important information which should be read carefully before any decision is made with respect to the Offers. You are recommended to seek your own legal, business, tax or other advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal advisor. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, commercial bank, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offers and Consent Solicitations. None of the Issuers, the Tender and Information Agent or any of the Dealer Managers, nor any director, officer, employee, agent, legal counsel or affiliate of any such person, is acting for any holder of Notes, or will be responsible to any holder of Notes for providing any protections which would be afforded to its clients or for providing advice in relation to the Offers and Consent Solicitations, and, accordingly, none of the Tender and Information Agent or any of the Dealer Managers, nor any director, officer, employee, agent, legal counsel or affiliate of any such person, assumes any responsibility for the accuracy of any information concerning any of the Issuers, the Company or the Notes or any failure by any of the Issuers to disclose information with regard to the Issuers, the Company or the Notes which is material in the context of the Offers and Consent Solicitations and which is not otherwise publicly available. Subject to any restrictions under the Indentures following the Proposed Amendments becoming operative, and any limitations under the terms of the Junior Lien Exchange Notes (if issued), the Company or any of its subsidiaries or affiliates, including the Issuers, may from time to time following the Expiration Time acquire any Notes that remain outstanding in the open market, in privately negotiated transactions, through one or more additional tender offers, one or more exchange offers or otherwise, or may redeem Notes pursuant to the terms of the Indentures governing the Notes. Any future purchases or redemptions may be on the same terms or on terms that are more or less favorable to holders of Notes than the terms of the Offers. Any future purchases or redemptions by the Company or any of its subsidiaries or affiliates will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Company or any of its affiliates will choose to pursue in the future. The effect of any of these actions may directly or indirectly affect the price of any Notes or Amended Notes that remain outstanding after the consummation or termination of the Offers. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Offers are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement. The Offers do not constitute an offer to buy or the solicitation of an offer to sell Notes in any jurisdiction in which such offer or solicitation is unlawful. The Offers are void in all jurisdictions where they are prohibited. In those jurisdictions where the securities, blue sky or other laws require the Offers to be made by a licensed broker or dealer, the Offers shall be deemed to be made on behalf of the Issuers by the Dealer Managers or one or more registered brokers or dealers licensed under the laws of such jurisdiction. None of the Issuers, the Tender and Information Agent, the Dealer Managers or any trustee for the Notes is making any recommendation as to whether holders should tender Notes in response to the Offers. Holders must make their own decision as to whether to tender any of their Notes (and, if so, the principal amount of Notes to tender). ### About Warner Bros. Discovery: Warner Bros. Discovery (Nasdaq: WBD) is a leading global media and entertainment company that creates and distributes the world’s most differentiated and complete portfolio of content and brands across television, film and streaming. Available in more than 220 countries and territories and 50 languages, Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, discovery+, CNN, DC, Eurosport, HBO, Max, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, MotorTrend, Animal Planet, Science Channel, Warner Bros. Pictures, Warner Bros. Television, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others. For more information, please visit www.wbd.com. Cautionary Statement Regarding Forward-Looking Information This press release contains certain “forward-looking statements.” Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. Forward-looking statements include, without limitation, statements about the settlement timeline of the Offers, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are risks relating to satisfaction of conditions to the Offers and Consent Solicitations, whether the Offers and Consent Solicitations will be consummated in accordance with the terms set forth in the Offer to Purchase and Consent Solicitation Statement or at all and the timing of any of the foregoing. The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the Offers and Consent Solicitations. Discussions of additional risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The Company is not under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Investor Contacts: Investor.Relations@wbd.com 212-548-5882 Media Contacts: Robert Gibbs Robert.Gibbs@wbd.com 347-268-3017 Megan Klein Megan.Klein@wbd.com\ Source: Warner Bros. Discovery, Inc. 4